THE WEISS FUND
Weiss Treasury Only Money Market Fund

Supplement Dated March 13, 2009
To the Prospectus dated May 1, 2008

This Supplement provides new and additional information
beyond that contained in the Prospectus and should
be read in conjunction with the Prospectus.

TEMPORARY FEE WAIVER

Effective December 1, 2008, Weiss Capital Management, Inc. (the "Manager") agreed to waive fees to the extent necessary to maintain a positive yield with respect to the Weiss Treasury Only Money Market Fund (the "Fund").

As a result, on page 3 of the Prospectus under the section "FEES AND EXPENSES," the following disclosure is hereby added to the end of the footnote to the fee table under "Annual Fund Operating Expenses":

Effective December 1, 2008, the Manager has undertaken to waive fees, to the extent necessary, to maintain a positive yield. That undertaking may be amended or withdrawn at any time. Such fee waiver may fluctuate daily, and is voluntary and temporary, not contractual, and may be terminated by the Manager at any time without notice. There is no guarantee that the Fund will be able to maintain a positive yield.

In addition, on page 4 of the Prospectus under the section, "FUND MANAGEMENT," the following disclosure is hereby added after the last sentence under the heading "Investment Manager":

Effective December 1, 2008, the Manager has undertaken to waive fees, to the extent necessary, to maintain a positive yield. That undertaking may be amended or withdrawn at any time. Such fee waiver may fluctuate daily, and is voluntary and temporary, not contractual, and may be terminated by the Manager at any time without notice. There is no guarantee that the Fund will be able to maintain a positive yield.

CHANGE TO MINIMUM INITIAL INVESTMENT AMOUNT

Effective March 13, 2009, the minimum initial investment amount for the Fund shall be increased from $1,000 to $10,000. As a result, on page 8 of the Prospectus under the section "HOW TO INVEST IN THE FUND," the disclosure under the heading "Minimum Investment Amount" is hereby deleted and replaced with the following:

The minimum initial investment is $10,000.

CHANGE TO CHECKWRITING PRIVILEGES

Effective March 13, 2009, the minimum check amount to redeem Fund shares shall be increased from $50 to $500. As a result, on page 10 of the Prospectus under the section "REDEEMING FUND SHARES," the disclosure under and with respect to the heading "By Checkwriting Privileges (Minimum Check Amount of At Least $50)" is hereby deleted and replaced with the following:

By Checkwriting Privileges (Minimum Check Amount of At Least $500)

You may elect to redeem shares by writing checks against your account balance in the Fund for at least $500 by completing a signature card of The Weiss Fund. Your Fund investments will continue to earn dividends until your purchase check is presented to the Fund for payment. Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. For additional information call Shareholder Services at (800) 430-9617.

CHANGE TO SUBMINIMUM ACCOUNT LEVEL

Effective March 13, 2009, the subminimum account balance for the Fund shall be increased from $500 to $5,000. As a result, on page 11 of the Prospectus under the section "TRANSACTION AND SHAREHOLDER SERVICES INFORMATION," the disclosure under the heading "Subminimum Accounts" is hereby deleted and replaced with the following:

The Fund reserves the right to involuntarily redeem an account after 30 days' written notice, if the account value falls and remains below a $5,000 minimum due to share redemptions and not market fluctuations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE